Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Bell, certify that:

1.	I have reviewed this Amendment No. 1 to Quarterly Report on Form 10-Q/A of CareDx, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: October 9, 2018	By:	/s/ Michael Bell
Michael Bell
Chief Financial Officer
(Principal Accounting and Financial Officer)